MARCH 1, 2021

SUPPLEMENT TO

HARTFORD MUNICIPAL INCOME FUND SUMMARY PROSPECTUS

DATED MARCH 1, 2021

This Supplement contains new and additional information regarding the Hartford Municipal Income Fund and should be read in connection with your Summary Prospectus.

Effective April 30, 2021, the name, investment objective, and principal investment strategy of Hartford Municipal Income Fund (the “Fund”) will change. As a result, the following changes are being made effective April 30, 2021:

(1)

The name of Hartford Municipal Income Fund will change to Hartford Sustainable Municipal Bond Fund. As a result, effective April 30, 2021, the reference to Hartford Municipal Income Fund in the above referenced Summary Prospectus is deleted in its entirety and replaced with Hartford Sustainable Municipal Bond Fund (formerly, Hartford Municipal Income Fund).

(2)

Effective April 30, 2021, under the heading “Investment Objective” in the above referenced Summary Prospectus, the sub-section entitled “Investment Objective” is deleted in its entirety and replaced with the following:

INVESTMENT OBJECTIVE. The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return, through investments within a sustainability framework.

(3)

Effective April 30, 2021, under the heading “Principal Investment Strategy” in the above referenced Summary Prospectus, the sub-section entitled “Principal Investment Strategy” is deleted in its entirety and replaced with the following:

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to achieve its investment objective by investing in investment grade municipal securities and non-investment grade municipal securities (known as “junk bonds”) that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), considers to be attractive from a yield perspective while considering long-term total return. Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax. The Fund may invest up to 20% of its net assets in non-investment grade municipal securities. The Fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax. The Fund will generally hold a diversified portfolio of investments across states and sectors, although the Fund is not required to invest in all states and sectors at all times.

The Fund normally will maintain a dollar weighted average duration equivalent to the duration of the Bloomberg Barclays Municipal Bond Index, plus or minus three years. As of December 31, 2020, the duration (modified adjusted) of the Bloomberg Barclays Municipal Bond Index was 5.18 years. Duration is a measure of the sensitivity of a fixed income security’s price to changes in interest rates. The Fund’s average duration measure incorporates a bond’s yield, coupon, final maturity, and the effect of derivatives that may be used to manage the Fund’s interest rate risk.

To seek the Fund’s investment objective, Wellington Management combines both a traditional bond credit analysis with its sustainability framework (as further described below). Wellington Management’s portfolio construction process combines a top-down strategy, bottom-up fundamental research and comprehensive risk management. Bottom-up, internally generated, fundamental research attempts to identify relative value among sectors, within sectors, and between individual securities. In selecting municipal securities for the Fund, Wellington Management uses its internally developed sustainability framework to seek to identify municipal securities that, in its view, promote sustainable initiatives. As part of this analysis, Wellington Management evaluates the municipal security’s intended use of proceeds to determine whether such municipal security, in its view, promotes: good health and well being, access to education, sustainable cities and communities, and/or industry innovation and infrastructure, in alignment with the United Nations Sustainable Development Goals (UN SDGs). Wellington Management also considers municipal securities it believes to be sustainable based on financially material environmental, social or governance (“ESG”) factors. Wellington Management obtains information related to the application of its sustainability framework through its own research and analysis of publicly available information, including research prepared by its dedicated ESG team, as well as through direct engagement with certain issuers. Wellington Management will not invest in municipal securities that it determines to be related to settlements with tobacco companies.

(4)

Effective April 30, 2021, under the heading “Principal Risks” in the above referenced Summary Prospectus, “Active Investment Management Risk” is deleted in its entirety and replaced with the following:

Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.

Sustainable Investing Risk – Applying sustainability criteria to the investment process may exclude or reduce exposure to securities of certain issuers for sustainability reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use sustainability criteria. The Fund’s performance may at times be better or worse than the performance of funds that do not use sustainability criteria. In addition, there is a risk that the municipal securities identified by the sub-adviser as promoting sustainable initiatives do not operate as anticipated. The sub-adviser’s assessment of a municipal security is made at the time of purchase and the actual use of proceeds by the issuer could vary over time, which could cause the Fund to be invested in securities that do not comply with the sub-adviser’s sustainability framework. Although the sub-adviser seeks to identify issuers that promote sustainable initiatives, investors may differ in their views of what fits within this category of investments. As a result, the Fund may invest in issuers that do not reflect the beliefs and values of any particular investor. The sub-adviser’s exclusion of certain investments from the Fund’s investment universe may adversely affect the Fund’s relative performance at times when such investments are performing well.

(5)	Effective April 30, 2021, under the heading “Past Performance” in the above referenced Summary Prospectus, the following bullet point is added below the first paragraph:

•	Reflect the Fund’s performance when it pursued a different investment objective and a modified investment strategy.

To implement the change in investment strategy, it is expected that the Fund will sell a portion of the portfolio securities that it currently holds and purchase securities selected by the sub-adviser in accordance with the revised investment strategy. As with any disposition of portfolio securities, these transactions may result in transaction costs and may cause the Fund to realize capital gains, which may increase capital gain distributions to shareholders. Please consult your financial professional or tax advisor for information regarding the tax consequences, if any, applicable to your investment in the Fund.

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7570	March 2021